                                                                    Exhibit 99.1

                              LETTER OF TRANSMITTAL

                       SUPERIOR NATIONAL CAPITAL TRUST I
                              OFFER TO EXCHANGE ITS
                       10 3/4% TRUST PREFERRED SECURITIES
            (LIQUIDATION AMOUNT $1,000 PER TRUST PREFERRED SECURITY)
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                               FOR ITS OUTSTANDING
                       10 3/4% TRUST PREFERRED SECURITIES
            (LIQUIDATION AMOUNT $1,000 PER TRUST PREFERRED SECURITY)
                           PURSUANT TO THE PROSPECTUS
                            DATED ____________, 1998

              THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
               AT 5:00 P.M., NEW YORK CITY TIME, ON ____________,
                       1998, UNLESS THE OFFER IS EXTENDED.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                            WILMINGTON TRUST COMPANY

                        BY MAIL/OVERNIGHT DELIVERY/HAND:

                            Wilmington Trust Company
                            Corporate Trust Operation
                               Rodney Square North
                             100 North Market Street
                         Wilmington, Delaware 19890-0001
                                Attn: Jill Rylee

                   TO CONFIRM BY TELEPHONE OR FOR INFORMATION:

                                 (302) 651-8869

                            FACSIMILE TRANSMISSIONS:

                                 (302) 651-1079

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

         This Letter of Transmittal is to be completed by holders of Preferred Securities (as defined below) either if (i) Preferred Securities are to be forwarded herewith or (ii) tenders of Preferred Securities are to be made by book-entry transfer to an account maintained by Wilmington Trust Company (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth under "The Exchange Offer--Procedures for Tendering Preferred Securities" in the Prospectus and an Agent's Message (as defined herein) is not delivered.

         Holders of Preferred Securities whose certificates (the "Certificates") for such Preferred Securities are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on or prior to the Expiration Date, must tender their Preferred Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Preferred Securities" in the Prospectus.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE
AGENT.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                       DESCRIPTION OF PREFERRED SECURITIES




                                                         LIQUIDATION       NUMBER OF
                                         LIQUIDATION     AMOUNT OF         BENEFICIAL
                                         AMOUNT OF       PREFERRED         HOLDERS FOR
NAME AND ADDRESS                         PREFERRED       SECURITIES        WHICH
OF REGISTERED                            SECURITIES      TENDERED (IF      PREFERRED
HOLDER (PLEASE FILL        CERTIFICATE   (IF ALL ARE     LESS THAN ALL     SECURITIES ARE
IN IF BLANK)               NUMBERS*      TENDERED)       ARE TENDERED)**   HELD
                                         $               $
                                         $               $
                                         $               $
TOTAL AMOUNT TENDERED:                   $               $
======================     ==========    ==============  ================  =================


*        Need not be completed by book-entry holders.

** Preferred Securities may be tendered in whole or in part in denominations of $100,000 and integral multiples of $1,000 in excess thereof, provided that if any Preferred Securities are tendered for exchange in part, the untendered liquidation amount thereof must be $100,000 or any integral multiple of $1,000 in excess thereof. All Preferred Securities held shall be deemed tendered unless a lesser number is specified in this column.
--------------------------------------------------------------------------------
(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS (defined in Instruction 1)
ONLY)

- CHECK HERE IF TENDERED PREFERRED SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution _____________________________________________

  DTC Account Number ________________________________________________________
  Transaction Code Number____________________________________________________

- CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED PREFERRED SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
  FOLLOWING:

  Name of Registered Holder __________________________________________________

  Window Ticket Number (if any)_______________________________________________
  Date of Execution of Notice of Guaranteed Delivery__________________________ Name of Institution which Guaranteed Delivery_______________________________

           If Guaranteed Delivery is to be made By Book-Entry Transfer:

  Name of Tendering Institution_______________________________________________
  DTC Account Number__________________________________________________________
  Transaction Code Number_____________________________________________________
- CHECK HERE IF PREFERRED SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OR UNTENDERED PREFERRED SECURITIES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

- CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE PREFERRED SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name:_______________________________________________________________________
  Address:____________________________________________________________________
  Area Code and Telephone Number:_____________  Contact Person:_______________

Ladies and Gentlemen:

         The undersigned hereby tenders to Superior National Capital Trust I, a Delaware business trust (the "Issuer"), and Superior National Insurance Group, Inc., a Delaware corporation, as Depositor (the "Corporation"), the above-described aggregate liquidation amount of the Trust's 10 3/4% Trust Preferred Securities (the "Preferred Securities") in exchange for a like aggregate liquidation amount of the Trust's 10 3/4% Trust Preferred Securities (the "Exchange Preferred Securities") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and
subject to the conditions set forth in the Prospectus dated            , 1998
(as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

         Subject to and effective upon the acceptance for exchange of all or any portion of the Preferred Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment,), the undersigned hereby sells, assigns and transfers to or upon the order of the Issuer all right, title and interest in and to such Preferred Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Corporation and the Issuer in connection with the Exchange Offer) with respect to the tendered Preferred Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Preferred Securities to the Issuer together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Preferred Securities to be issued in exchange for such Preferred Securities, (ii) present Certificates for such Preferred Securities for transfer, and to transfer the Preferred Securities on the books of the Issuer, and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of beneficial ownership of such Preferred Securities, all in accordance with the terms and conditions of the Exchange Offer.

THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE PREFERRED SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE THE ISSUER WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE PREFERRED SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE CORPORATION, THE ISSUER OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE PREFERRED SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ANY OBLIGATIONS IT MAY HAVE UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The name and address of the registered holder of the Preferred Securities tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Preferred Securities. The Certificate numbers and the Preferred Securities that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         If any tendered Preferred Securities are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Preferred Securities than are tendered or accepted for exchange, Certificates for such non-exchanged or untendered Preferred Securities will be returned (or, in the case of Preferred Securities tendered by book-entry transfer, such Preferred Securities will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that tenders of Preferred Securities pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering Preferred Securities" in the Prospectus and in the instructions herein will, upon the Corporation's and the Issuer's acceptance for exchange of such tendered Preferred Securities, constitute a binding agreement between the undersigned, the Corporation and the Issuer upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Corporation and the Issuer may not be required to accept for exchange any of the Preferred Securities tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Preferred Securities be issued in the name of the undersigned or, in the case of a book-entry transfer of Preferred Securities, that such Exchange Preferred Securities be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Preferred Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Preferred Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please deliver Exchange Preferred Securities to the undersigned at the address shown below the undersigned's signature.

         BY TENDERING PREFERRED SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE CORPORATION OR THE ISSUER WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT, (II) ANY EXCHANGE PREFERRED SECURITIES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF EXCHANGE PREFERRED SECURITIES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE PREFERRED SECURITIES. BY TENDERING PREFERRED SECURITIES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF PREFERRED SECURITIES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF TO THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH PREFERRED SECURITIES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH PREFERRED SECURITIES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE PREFERRED SECURITIES (PROVIDED THAT BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

         THE CORPORATION AND THE ISSUER HAVE AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER IN CONNECTION WITH RESALES OF EXCHANGE PREFERRED SECURITIES RECEIVED IN EXCHANGE FOR PREFERRED SECURITIES, WHERE SUCH PREFERRED SECURITIES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 90 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH EXCHANGE PREFERRED SECURITIES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, SECURITIES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH PARTICIPATING BROKER-DEALER WHO ACQUIRED PREFERRED SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES, BY TENDERING SUCH PREFERRED SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE CORPORATION OR THE ISSUER OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING, OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE PREFERRED SECURITIES UNTIL THE CORPORATION OR THE ISSUER HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE CORPORATION OR THE ISSUER HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE PREFERRED SECURITIES MAY BE RESUMED, AS THE CASE MAY BE. IF THE CORPORATION OR THE ISSUER GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE EXCHANGE PREFERRED SECURITIES, IT SHALL EXTEND THE 90-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF EXCHANGE PREFERRED SECURITIES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE EXCHANGE PREFERRED SECURITIES OR TO AND INCLUDING THE DATE ON WHICH THE CORPORATION OR THE ISSUER HAS GIVEN NOTICE THAT THE SALE OF EXCHANGE PREFERRED SECURITIES MAY BE RESUMED, AS THE CASE MAY BE.

         Holders of Preferred Securities whose Preferred Securities are accepted for exchange will not receive accumulated Distributions on such Preferred Securities for any period from and after the last Distribution date to which Distributions have been paid or duly provided for on such Preferred Securities prior to the original issue date of the Exchange Preferred Securities or, if no such Distributions have been paid or duly provided for, will not receive any accrued Distributions on such Preferred Securities, and the undersigned waives the right to receive any interest on such Preferred Securities accrued from and after such Distribution date or, if no such Distributions have been paid or duly provided for, from and after December 3, 1997.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

================================================================================

                                HOLDERS SIGN HERE
                          (SEE INSTRUCTIONS 2, 5 AND 6)
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 14)
       (NOTE: SIGNATURES MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)


       Must be signed by registered holder exactly as name appears on Certificates for Preferred Securities hereby tendered or on a security position listing, or by any person authorized to become the registered holder by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Corporation, the Issuer or the Exchange Agent to comply with the restrictions on transfer applicable to the Preferred Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.


-
 -------------------------------------------------------------------------------

-
 -------------------------------------------------------------------------------
                              (SIGNATURE OF HOLDER)

Date                          , 1998
     -------------------------

Name
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
                     -----------------------------------------------------------

Address
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
                              --------------------------------------------------

Tax Identification or Social Security Number
                                            ------------------------------------

                             GUARANTEE OF SIGNATURE
                           (SEE INSTRUCTIONS 2 AND 5)

-
  ------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

Date                            , 1998
     --------------------------

Name of Firm
            --------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
                              --------------------------------------------------

================================================================================

================================================================================

                          SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if the Exchange Preferred Securities and/or any Preferred Securities that are not tendered are to be issued in the name of someone other than the registered holder of the Preferred Securities whose name appears above.

Issue
-  Exchange Preferred Securities
-  Preferred Securities

to:

Name
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
                              --------------------------------------------------

Tax Identification or Social Security Number
                                            ------------------------------------

================================================================================


================================================================================
                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if the Exchange Preferred Securities and/or any Preferred Securities that are not tendered are to be sent to someone other than the registered holder of the Preferred Securities whose name appears above, or to such registered holder at an address other than that shown above.

Mail
-  Exchange Preferred Securities
-  Preferred Securities

to:

Name
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
                              --------------------------------------------------

Tax Identification or Social Security Number
                                            ------------------------------------

================================================================================

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer--Procedures for Tendering Preferred Securities" in the Prospectus and an Agent's Message is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of such Preferred Securities into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a confirmation of book-entry transfer of Preferred Securities into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal (including the representations contained herein) and that the Issuer and the Corporation may enforce the Letter of Transmittal against such participant. Preferred Securities may be tendered in whole or in part in the liquidation amount of $100,000 (100 Preferred Securities) and integral multiples of $1,000 in excess thereof, provided that, if any Preferred Securities are tendered for exchange in part, the untendered liquidation amount thereof must be $100,000 (100 Preferred Securities) or any integral multiple of $1,000 in excess thereof.

         Holders who wish to tender their Preferred Securities and (i) whose Preferred Securities are not immediately available or (ii) who cannot deliver their Preferred Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on or prior to the Expiration Date, may tender their Preferred Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth under "The Exchange Offer--Procedures for Tendering Preferred Securities" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Corporation and the Issuer, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificate (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Preferred Securities, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Procedures for Tendering Preferred Securities" in the Prospectus.

         The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Preferred Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

         THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY ON OR PRIOR TO THE EXPIRATION DATE.

         Neither the Corporation nor the Issuer will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

         2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

                  (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Preferred Securities) of Preferred Securities tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

                  (ii) Such Preferred Securities are tendered for the account of a firm that is an Eligible Institution.

          In all other cases, an Eligible Institution must guarantee the signature on this Letter of Transmittal. See Instruction 5.

         3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Preferred Securities" is inadequate, the Certificate numbers and/or the liquidation amount of Preferred Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

         4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Preferred Securities will be accepted only in the liquidation amount of $100,000 (100 Preferred Securities) and integral multiples of $1,000 in excess thereof, provided that if any Preferred Securities are tendered for exchange in part, the untendered liquidation amount thereof must be $100,000 (100 Preferred Securities) or any integral multiple of $1,000 in excess thereof. If less than all the Preferred Securities evidenced by any Certificate submitted are to be tendered, fill in the liquidation amount of Preferred Securities which are to be tendered in the box entitled "Liquidation Amount of Preferred Securities Tendered (If Less than all are Tendered)." In such case, a new Certificate for the remainder of the Preferred Securities that were evidenced by your Certificate for the Preferred Securities will be sent to the holder of the Preferred Securities, promptly after the Expiration Date unless the appropriate boxes on this letter of Transmittal are completed. All Preferred Securities represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of Preferred Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be received by the Exchange Agent at its address set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Preferred Securities to be withdrawn, the aggregate liquidation amount of Preferred Securities to be withdrawn, and (if Certificates for Preferred Securities have been tendered) the name of the registered holder of the Preferred Securities as set forth on the Certificates for the Preferred Securities, if different from that of the person who tendered such Preferred Securities. If Certificates for the Preferred Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Preferred Securities, the tendering holder must submit the serial numbers shown on the particular Certificates for the Preferred Securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Preferred Securities tendered for the account of an Eligible Institution. If Preferred Securities have been tendered pursuant to the procedures for book-entry transfer set forth under "The Exchange Offer- Procedures for Tendering Preferred Securities," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Preferred Securities, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission on or prior to the Expiration Date. Withdrawals of tenders of Preferred Securities may not be rescinded. Preferred Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Preferred Securities."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Corporation and the Issuer, in their sole discretion, whose determination shall be final and binding on all parties. The Corporation and the Issuer, any affiliates or assigns of the Corporation and the Issuer, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Preferred Securities which have been tendered but which are withdrawn on or prior to the Expiation Date will be returned to the holder thereof without cost to such holder promptly after withdrawal.

          5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Preferred Securities tendered hereby, the signature must correspond exactly with the name as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

         If any of the Preferred Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Preferred Securities are registered in different names on several Certificates,it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

         If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Corporation and the Issuer, in their sole discretion, of such person's authority to so act.

         When this Letter of Transmittal is signed by the registered holder of the Preferred Securities listed and transmitted hereby, no endorsement of Certificates or separate stock powers are required unless Exchange Preferred Securities are to be issued in the name of a person other than the registered holder. Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder of the Preferred Securities listed, the Certificates must be endorsed or accompanied by appropriate stock powers, signed exactly as the name of the register holder appears on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Corporation, the Issuer or the Exchange Agent may require in accordance with the restrictions on transfer applicable to the Preferred Securities. Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Preferred Securities are to be issued in the name of a person other than the registered holder, or if Exchange Preferred Securities are to be sent to someone other than the registered holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Preferred Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC unless the appropriate boxes on this Letter of Transmittal are completed. See Instruction 4.

         7. IRREGULARITIES. The Corporation and the Issuer will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Preferred Securities, which determination shall be final and binding on all parties. The Corporation and the Issuer reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Corporation or the Issuer, be unlawful. The Corporation and the Issuer also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Certain Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Preferred Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Corporation's and the Issuer's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Preferred Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Corporation, the Issuer, any affiliates or assigns of the Corporation, the Issuer, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

         8. QUESTIONS, REQUEST FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

         9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Preferred Securities are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Preferred Securities exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

         The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31%of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

         The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Preferred Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Preferred Securities. If the Preferred Securities are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         Certain holders (including, among others, corporations, financial institutions and ceratin foreign person) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

         Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

         10. LOST, DESTROYED OR STOLE CERTIFICATES. If any Certificates representing Preferred Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificates have been followed.

         11. SECURITY TRANSFER TAXES. Holders who tender their Preferred Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Preferred Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Preferred Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Preferred Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

================================================================================

PAYER'S NAME:  Wilmington Trust Company

SUBSTITUTE  Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT    Social security
            RIGHT AND CERTIFY BY SIGNING AND DATING           number OR Employer
            BELOW.                                            Identification
                                                              Number
FORM W-9                                                      __________________
--------------------------------------------------------------------------------

Department of the Treasury Part 2 - CERTIFICATION - Under penalties of Internal Revenue Service perjury, I certify that:

Payer's Request for             (1)      The number shown on this form is my
Taxpayer Identification                  correct Taxpayer Identification Number
Number (TIN)                             (or I am waiting for a number to be
                                         issued to me) and

                                (2)      I am not subject to backup withholding
                                         either because: (a) I am exempt from
                                         backup withholding, or (b) I have not
                                         been notified by the Internal Revenue
                                         Service (the "IRS") that I am subject
                                         to backup withholding as a result of a
                                         failure to report all interest or
                                         dividends, or (c) the IRS has notified
                                         me that I am no longer subject to
                                         backup withholding.
--------------------------------------------------------------------------------

CERTIFICATION INSTRUCTIONS - You must cross                Part 3 -
out item (2) above if you have been notified
by the IRS that you are currently  subject                 Awaiting TIN o
to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

THE INTERNAL REVENUE SERVICES DOES NOT
REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS DOCUMENT OTHER THAN THE
CERTIFICATIONS REQUIRED TO AVOID BACKUP
WITHHOLDING.

SIGNATURE                                  DATE
-------------------------------------------    --------------------------------

NAME (Please Print)
                    ------------------------------------------------------------

ADDRESS (Please Print)
                    ------------------------------------------------------------

================================================================================

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND CONSENT SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

================================================================================
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature                                         Date
         ----------------------------------------     ------------------------

Name (Please Print)
                    ------------------------------------------------------------

Address (Please Print)
                      ----------------------------------------------------------

================================================================================